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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 2004, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Hyland Software, Inc. dated May 18, 2004 for the registration of its common shares.

                                                        /s/  ERNST & YOUNG LLP


Cleveland, Ohio
May 18, 2004